SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                     FORM 8-K

                                   CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)    December 17, 1998

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                                    Phar-Mor, Inc.
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                    (Exact name of registrant as specified in its charter)


     Pennsylvania                     0-27050                    25-1466309
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(State or other jurisdiction   (Commission                (I.R.S Employer
   of incorporation)             File Number)              Identification No.)


20 Federal Plaza West, Youngstown, Ohio                     44501-0400
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(Address of principal executive office)                     (Zip code)

Registrant's telephone number including area code (330) 746-6641
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         (Former name or former address, if changed since last report)

                 Exhibit Index appears on Page 4
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Item 5. Other Events.
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     On December 17, 1998, Phar-Mor, Inc. ("Phar-Mor") and Pharmhouse Corp.
("Pharmhouse") signed a definitive Agreement and Plan of Merger (the "Merger Agreement"). The definitive terms of the merger are set forth in the Merger Agreement. Under the terms of the Merger Agreement, PAC will be merged with and into Pharmhouse, which will become a wholly owned subsidiary of Phar-Mor, and each share of the common stock of Pharmhouse will be exchanged for $3.25 in cash (the "Merger"), subject to adjustment as provided in the Merger Agreement. Consummation of the Merger is subject to satisfaction of certain conditions set forth in the Merger agreement.

     In connection with the Merger Agreement, Phar-Mor has loaned Pharmhouse $2,000,000 pursuant to a Subordinated Convertible Note Purchase Agreement (the "Loan Agreement"). The definitive terms of the loan are set forth in the Loan Agreement. Such loan is convertible into shares of Pharmhouse common stock under certain circumstances as provided in the Loan Agreement.

     Also in connection with the Merger Agreement, certain stockholders of Pharmhouse entered into Voting and Payment Agreements with Phar-Mor, pursuant to which such stockholders agreed, among other things, to vote their shares of Pharmhouse common stock with respect to the Merger in accordance with the recommendation of the Pharmhouse board of directors.

     The foregoing description of the Merger, the Merger Agreement, the Loan Agreement and the Voting and Payment Agreements is qualified in its entirety by reference to the Merger Agreement, the Loan Agreement and the Voting and Payment Agreements, copies of which are filed herein as Exhibits, and which are incorporated by this reference.

Note:

     Forward-looking statements included in this Report with respect to the Merger are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those set forth in such statements. Such risks and uncertainties include, without limitation: the possible inability of Phar-Mor and Pharmhouse to complete the Merger as scheduled, if at all, and those associated with the ability of the combined company to achieve the anticipated benefits of the Merger; Phar-Mor's ability successfully to integrate the operations of Pharmhouse following the Merger; unanticipated negative results of litigation, governmental proceedings or environmental matters; and other risks and uncertainties as may be detailed from time to time in Phar-Mor's public announcements and SEC filings.
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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c)  Exhibits
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     99.1     -     Press Release

     99.2     -     Agreement and Plan of Merger dated as of December 17, 1998 among Pharmhouse Corp., Phar-Mor, Inc. and Pharmacy Acquisition Corp.

     99.3     -     Subordinated Convertible Note Purchase Agreement dated
                       as of December 17, 1998 between Pharmhouse Corp. and Phar-Mor, Inc.

     99.4     -     Voting and Payment Agreement dated as of December 17,
                        1998 between Phar-Mor, Inc. and Kenneth Davis

     99.5     -     Voting and Payment Agreement dated as of December 17,
                        1998 between Phar-Mor, Inc. and Marcie Davis

     99.6     -     Voting and Payment Agreement dated as of December 17,
                        1998 between Phar-Mor, Inc. and Anne Brecker

     99.7     -     Voting and Payment Agreement dated as of December 17,
                        1998 between Phar-Mor, Inc. and Manfred Brecker

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                            SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                          Phar-Mor, Inc.



Date: December 22, 1998               By:  /s/ M. David Schwartz
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                                                M. David Schwartz
                                                President and Chief Operating
                                                Officer